Exhibit 99.1
             CSC Computational Materials dated November 29, 2005.

[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                              ABS New Transaction


                            Computational Materials
                            -----------------------

                                $2,000,000,000
                                 (Approximate)

                                  CWHEQ, Inc.

                                   Depositor

                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 Series 2005-I

                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2005-I



                        [LOGO OMITTED] COUNTRYWIDE(SM)
                                  HOME LOANS
                          Sponsor and Master Servicer

[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

The issuer has filed a registration statement (including a prospectus with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, including without limitation any collateral tables which may follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to any statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of any such statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                                                   Prepared: November 29, 2005

                         $2,000,000,000 (Approximate)

                Revolving Home Equity Loan Trust, Series 2005-I

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-I
         ------------------------------------------------------------



====================================================================================================================================
                                                                 WAL                                                   Expected
                      Approximate                            (Years)  Payment Window          Last Scheduled           Rating
Class                  Amount (1)  Note Rate            Call/Mat (2)  (Months) Call/Mat(2)    Payment Date             (S&P/Moody's)
------------------------------------------------------------------------------------------------------------------------------------
     1-A             $630,000,000  LIBOR + [0.22](3)     2.25 / 2.41  1 - 66 / 1 - 135        May 2031                 AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
     2-A           $1,370,000,000                                     Not Offered Herein                               AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
     A-IO       $1,741,579,713(4)                                     Not Offered Herein                               AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------

    Total       $2,000,000,000(5)
====================================================================================================================================

(1)   Subject to a permitted variance of +/- 10%.

(2) Based on a collateral prepayment assumption of 40.00% CPR and a 10.00% draw rate, with respect to the Mortgage Loans and a settlement date of December 28, 2005.

(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the Net WAC cap related to Group 1 or Group 2, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).

(4)   Notional Balance.

(5)   Excludes the Class A-IO Notes Notional Balance.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================



Transaction Participants
------------------------

Underwriter:                   Countrywide Securities Corporation.

Originator:                    Countrywide Home Loans, Inc.

Sponsor and Master Servicer:   Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                     CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial
                               Corporation).

Custodian:                     Treasury Bank, a division of Countrywide Bank, N.A. (an affiliate of the Sponsor and
                               Master Servicer).

Note Insurer:                  MBIA Insurance Corporation.

Indenture Trustee:             JPMorgan Chase Bank, National Association.

Owner Trustee:                 Wilmington Trust Company.


Relevant Dates
--------------

Expected Closing Date:         December 28, 2005.

Expected Settlement Date:      December 28, 2005.

Cut-off Date:                  December 21, 2005.

Interest Period:               Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through
                               February 14, 2006.

Payment Date:                  The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing February 15, 2006.

Collection Period:             With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of January 2006.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group 1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a
                               "Loan Group"). The Group 1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a
                               Cut-off Date Balance of at least $1.5 billion (subject to a variance of +/- 10%).
                               The information presented in


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                 Page 4 of 12



[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                               these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of November
                               15, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

Prefunding:                    If the Cut-off Date Balance of the Mortgage Loans transferred to the trust on the closing date is less than the aggregate original note principal balance, the Seller shall deposit funds equal to the difference in a pre-funding account, which funds are expected to be used during the period starting on the closing date and ending on the last day of [January] 2006 (the "Prefunding Period"), to acquire additional mortgage loans for the trust. Any amounts remaining in the pre-funding account at the end of the Prefunding Period, other than interest accrued thereon, will be paid as principal on the Notes on the Payment Date in [February] 2006.

HELOC Amortization:            The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years
                               (which, in most cases, may be extendible for an additional five (5) years with
                               Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20)
                               year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments.
                               Approximately 0.09% of the Group 1 Mortgage Loans and approximately 0.12% of the
                               Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw Period. Approximately 4.50% of the Group 1 Mortgage
                               Loans and approximately 23.00% of the Group 2 Mortgage Loans in the statistical pool, respectively, will have underlying senior mortgages which are negative amortization loans.

HELOC Accretion:               If the sum of additional balances created from new draws on the Mortgage Loans exceed the principal collections from the Mortgage Loans, then the difference (the
                               "Net Draws") will be advanced by the Servicer on behalf of the holder of the A-R
                               Certificate. The holder of the A-R Certificate will be entitled to the repayment of the amount of such Net Draws, together with interest at the applicable Note Rate, from future collections on the Mortgage Loans.

Cut-off Date Balance:          The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                  The Class 1-A, Class 2-A (which is not offered herein) and Class A-IO (which is not offered herein) Notes (together, the "Notes") will be issued by CWHEQ Revolving Home
                               Equity Loan Trust, Series 2005-I (the "Trust"). As of the Closing Date, the
                               aggregate principal balance of both classes of the Notes will be $2,000,000,000
                               (subject to a permitted variance of +/- 10%). The Class C and Class A-R Certificates are not offered herein (together the "Non-Offered Certificates" or "Transferor
                               Interest").

Class A-IO Notes:              The Class A-IO Notes will consist of two components. The Class A-IO Component 1 will be related to the Group 1 Mortgage Loans. The Class A-IO Component 2 will be related to the Group 2 Mortgage Loans.

Federal Tax Status:            It is  anticipated  that  the  Notes  will  represent  ownership  of  REMIC  regular interests for federal income tax purposes.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                 Page 5 of 12



[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


Registration:                  The Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

Note Rate:                     Except as noted below, each class of Notes (other than the Class A-IO Notes) will accrue interest during each Interest Period at a rate equal to the least of: (a)
                               one-month LIBOR, plus [0.22]%, (b) the Group 1 or Group 2 (as applicable) Net WAC cap, and (c) 16.00%. With respect to the initial Interest Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR
                               (using the 1-month and 2-month LIBOR as benchmarks).

                               The Class A-IO Component 1 will accrue interest based on the "Class A-IO Component 1
                               Notional Balance" which will be the lesser of (i) the Class A-IO Component 1
                               Schedule Balance set forth below and (ii) the actual unpaid principal balance of the
                               Group 1 Mortgage Loans (reduced by the amount of any outstanding Net Draws for the related group of Mortgage Loans). The Class A-IO Component 2 will accrue interest based on the "Class A-IO Component 2 Notional Balance" which will be the lesser of
                               (i) the Class A-IO Component 2 Schedule Balance set forth below and (ii) the actual unpaid principal balance of the Group 2 Mortgage Loans (reduced by the amount of any outstanding Net Draws for the related group of Mortgage Loans).


                               ----------------------------------------------------------------------
                                                          Class A-IO Component 1          Class A-IO
                                                            Schedule Balance ($)         Component 1
                               Payment Date                                        Interest Rate (%)
                               ----------------------------------------------------------------------
                               First                                 529,255,491               0.00%
                               ----------------------------------------------------------------------
                               Second                                529,255,491                (a)
                               ----------------------------------------------------------------------
                               Third                                 484,080,666                (a)
                               ----------------------------------------------------------------------
                               Fourth                                472,831,773                (a)
                               ----------------------------------------------------------------------
                               Fifth                                 423,400,464                (a)
                               ----------------------------------------------------------------------
                               Sixth                                 413,561,637                (a)
                               ----------------------------------------------------------------------
                               Seventh and thereafter                          0               0.00%
                               ----------------------------------------------------------------------

                               --------------------------
                               (a)    The Class A-IO Component 1 Notional Balance will accrue interest during each
                               Interest Period at a rate equal to the lesser of: (i) 4.00% and (ii) the Net WAC for the Group 1 Mortgage Loans minus the Class 1-A Note Rate for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months times the Group collateral balance over
                               Class A-IO Component 1 Notional balance.


                               ----------------------------------------------------------------------
                                                          Class A-IO Component 2          Class A-IO
                                                           Schedule  Balance ($)         Component 2
                               Payment Date                                        Interest Rate (%)
                               ----------------------------------------------------------------------
                               First                               1,212,324,222               0.00%
                               ----------------------------------------------------------------------
                               Second                              1,212,324,222                 (b)
                               ----------------------------------------------------------------------
                               Third                               1,027,770,792                 (b)
                               ----------------------------------------------------------------------
                               Fourth                              1,004,922,588                 (b)
                               ----------------------------------------------------------------------
                               Fifth                                 898,938,258                 (b)
                               ----------------------------------------------------------------------
                               Sixth                                 878,954,109                 (b)
                               ----------------------------------------------------------------------
                               Seventh and thereafter                          0               0.00%
                               ----------------------------------------------------------------------

                               --------------------------
                               (b)    The Class A-IO Component 2 Notional Balance will accrue interest during each
                               Interest Period at a rate equal to the lesser of: (i) 4.00% and (ii) the Net WAC for the Group 2


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                 Page 6 of 12



[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                               Mortgage Loans minus the Class 2-A Note Rate for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months times the Group collateral balance over Class
                               A-IO Component 2 Notional balance.

Net WAC:                       The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle for the Collection Period relating to the Payment Date, net of the Expense Fee Rate.


Expense Fee Rate:              For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of
                               (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in February 2007, the Note Insurer Carve-out Rate. The "Note
                               Insurer Carve-out Rate" for any given Payment Date on and after the February 2007
                               Payment Date shall be 0.50%.

Basis Risk Carryforward:       On any Payment Date the "Basis Risk Carryforward" for either the Class 1-A or Class
                               2-A Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk
                               Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1
                               Distributions of Interest" or "Group 2 Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:     Investor  interest  collections  related  to the  Group 1  Mortgage  Loans are to be applied in the following order of priority:

                               1.    Note insurance policy premium of the Note Insurer with respect to the Group 1
                                     Mortgage Loans;

                               2.    Accrued monthly interest on the Net Draws related to the Group 1 Mortgage
                                     Loans;

                               3.    Accrued monthly interest on Class A-IO Component 1 at the Class A-IO Component
                                     1 Interest Rate, as calculated above;

                               4.    Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);

                               5.    To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for such Payment Date;

                               6.    To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture) and then to eliminate any undercollateralization in Group 1 being covered by Group
                                     2;

                               7.    Accrued monthly interest on the Net Draws related to the Group 2 Mortgage
                                     Loans that remains unpaid after taking into account the payments of Investor
                                     Interest Collections from the Group 2 Mortgage Loans;

                               8.    To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods
                                     (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 2
                                     Mortgage Loans;


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                 Page 7 of 12



[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                               9.    Reimbursement to the Note Insurer for prior draws on its insurance policy
                                     (with interest thereon) relating to the Group 1 Mortgage Loans;

                               10.   Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;

                               11.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for such Payment Date, to the extent not covered by
                                     Investor Interest Collections related to the Group 2 Mortgage Loans;

                               12.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for previous Payment Dates, to the extent not covered by Investor Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);

                               13.   Payment of any other amounts owed to the Note Insurer with respect to the
                                     Group 1 Mortgage Loans;

                               14.   Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the
                                     Class 1-A Notes;

                               15.   Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group
                                     2 Mortgage Loans;

                               16.   Basis Risk Carryforward related to the Class 1-A Notes; and

                               17.   Any excess cash flow to the Class C Certificates.

                               In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:     Investor  interest  collections  related  to the  Group 2  Mortgage  Loans are to be applied in the following order of priority:

                               1.    Note insurance policy premium of the Note Insurer with respect to the Group 2
                                     Mortgage Loans;

                               2.    Accrued monthly interest on the Net Draws related to the Group 2 Mortgage
                                     Loans;

                               3.    Accrued monthly interest on Class A-IO Component 2 at the Class A-IO Component
                                     2 Interest Rate, as calculated above;

                               4.    Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);

                               5.    To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for such Payment Date;

                               6.    To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture) and then to eliminate any undercollateralization in Group 2 being covered by Group
                                     1;

                               7.    Accrued monthly interest on the Net Draws related to the Group 1 Mortgage
                                     Loans that remains unpaid after taking into account the payments of Investor
                                     Interest Collections from the Group 1 Mortgage Loans;

                               8.    To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods
                                     (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 1
                                     Mortgage Loans;

                               9.    Reimbursement to the Note Insurer for prior draws on its insurance policy
                                     (with interest thereon) relating to the Group 2 Mortgage Loans;

                               10.   Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                 Page 8 of 12



[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                               11.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for such Payment Date, to the extent not covered by
                                     Investor Interest Collections related to the Group 1 Mortgage Loans;

                               12.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                     Notes (as described below) for previous Payment Dates, to the extent not covered by Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);

                               13.   Payment of any other amounts owed to the Note Insurer with respect to the
                                     Group 2 Mortgage Loans;

                               14.   Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the
                                     Class 2-A Notes;

                               15.   Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group
                                     1 Mortgage Loans;

                               16.   Basis Risk Carryforward related to the Class 2-A Notes; and

                               17.   Any excess cash flow to the Class C Certificates.

                               In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor Collections for the unrelated Loan Group.

Distributions of Principal:    Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                               1.    During the Managed Amortization Period (as described below), the amount of principal payable to the holders of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Loan Group
                                     (after reduction for repayments of outstanding Net Draws and the balance of
                                     Class C Certificate related to that Loan group to the extent permitted under the indenture), the lesser of (a) the product of (i) the Investor Fixed
                                     Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal Payment"), and (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans in that Loan Group during the related Collection Period (but not less than zero).

                                     The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event
                                     (i.e., certain events of default or other material non-compliance by the
                                     Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in January 2011.

                                     The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of Notes will be calculated as follows: (i) on any date on which the related
                                     Allocated Transferor Interest is less than the related Required Transferor
                                     Subordinated Amount, 100%, and (ii) on any date on which the related Allocated
                                     Transferor Interest equals or exceeds the related Required Transferor
                                     Subordinated Amount, 98.25%.

                               2.    After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes on a payment date will be equal to the related
                                     Maximum Principal Payment (reduced by repayments of outstanding Net Draws and the balance of Class C Certificate related to that Loan group to the extent permitted under the indenture).


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                 Page 9 of 12



[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


Optional Termination:          The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of
                               Notes is less than or equal to 10% of the initial aggregate principal balance of the
                               Notes of both classes.

Credit Enhancement:            The Trust will  include  the  following  mechanisms,  each of which is  intended  to provide credit support for the Notes:

                               1.    Excess Interest Collections. For any Loan Group, its Excess Interest
                                     Collections are the related investor interest collections minus the sum of (a)
                                     the interest paid to the related class of Notes and the related Class A-IO
                                     Component, (b) the servicing fee retained by the Master Servicer for the
                                     Mortgage Loans in that Loan Group, and (c) the premium paid to the Note
                                     Insurer allocable to that Loan Group. Investor Interest Collections from a
                                     Loan Group will be available to cover losses on the Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan Group.

                               2.    Limited Subordination of Transferor Interest (Overcollateralization). A
                                     portion of the Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor Subordinated
                                     Amount for such Loan Group and then, if necessary for the unrelated Loan
                                     Group. The "Available Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required Transferor Subordinated Amount. The "Allocated
                                     Transferor Interest" for any Payment Date, will equal (a) the related Loan
                                     Group Balance of the related Loan Group at the last day of the related
                                     Collection Period and any amounts otherwise payable on the Transferor Interest but retained in the Payment Account, minus (b) the Note Principal Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that Payment
                                     Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated Amount" for each Loan Group will be (i) prior to the date on which the step-down occurs,
                                     (x) 1.75% of the Cut-off Date Balance of the related Mortgage Loans plus (y)
                                     the OC Deficiency Amount of the unrelated Loan Group and (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, (x) 3.50% of the then current unpaid principal balance of the related
                                     Loan Group (subject to a floor equal to 0.50% of the Cut-off Date Balance of the related Loan Group) plus (y) the OC Deficiency Amount of the unrelated
                                     Loan Group. The Allocated Transferor Interest for each Loan Group will be equal to zero on the Closing Date and will remain at zero through the payment date occurring in July 2006. The term "OC Deficiency Amount" is generally equal to the amount by which a class of Notes is required to be paid down to achieve its overcollateralization target.

                               3.    Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of
                                     Basis Risk Carryforward.

Investor Loss Amounts:         With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a) the applicable Investor Floating Allocation Percentage (as defined below) for such Payment Date and such Class of Notes, and (b) the aggregate of the
                               Liquidation Loss Amounts for such Payment Date from Mortgage Loans in the relevant
                               Loan Group. The "Investor Floating Allocation Percentage," for any Payment Date and
                               each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group
                               Balance of the related Mortgage Loans at the beginning of the related Collection
                               Period. The "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                 Page 10 of 12



[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                               the related Collection Period. "Liquidation Loss Amounts" for any liquidated
                               Mortgage Loan and any Payment Date is the unrecovered principal balance of such
                               Mortgage Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:             Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:               The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                               [Collateral Tables and Discount Margin Tables to follow]


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

[LOGO OMITTED]COUNTRYWIDE                      Computational Materials for CWHEQ
-------------------------        Revolving Home Equity Loan Trust, Series 2005-I
Securities Corporation
A Countrywide Capital Markets Company
================================================================================


                          Discount Margin Tables (%)


Class 1-A (To Call) (1)
--------------------------------------------------------------------------------------------------------------------------------
CPR                                 22%            25%            35%            40%            45%            50%           52%
--------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                         24             24             24             24             24             24            24
--------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                          5.06           4.32           2.72           2.25           1.88           1.59          1.49
--------------------------------------------------------------------------------------------------------------------------------
MDUR (yr)                         4.29           3.73           2.46           2.06           1.75           1.49          1.41
--------------------------------------------------------------------------------------------------------------------------------
Principal Window
Beginning                        Feb06          Feb06          Feb06          Feb06          Feb06          Feb06         Feb06
--------------------------------------------------------------------------------------------------------------------------------
Principal Window End             Dec16          Oct15          Jul12          Jul11          Sep10          Dec09         Sep09
--------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.


Class 1-A (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------------------
CPR                                 22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
DM @ 100-00                         24             24            24             24             24            24             24
--------------------------------------------------------------------------------------------------------------------------------
WAL (yr)                          5.32           4.55          2.92           2.41           2.03          1.72           1.62
--------------------------------------------------------------------------------------------------------------------------------
MDUR (yr)                         4.43           3.86          2.60           2.19           1.86          1.60           1.51
--------------------------------------------------------------------------------------------------------------------------------
Principal Window
Beginning                        Feb06          Feb06         Feb06          Feb06          Feb06         Feb06          Feb06
--------------------------------------------------------------------------------------------------------------------------------
Principal Window End             Jun25          Oct23         Feb19          Apr17          Nov15         Jul14          Jan14
--------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.


Class A-IO (To Call) (1)
--------------------------------------------------------------------------------------------------------------------------------
CPR                                 22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
Yield @ 1.383179                   4.5            4.5           4.5            4.5            4.5           4.5            4.5
--------------------------------------------------------------------------------------------------------------------------------
MDUR (yr)                         0.36           0.36          0.36           0.36           0.36          0.36           0.36
--------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.


Class A-IO (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------------------
CPR                                 22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
Yield @ 1.383179                   4.5            4.5           4.5            4.5            4.5           4.5            4.5
--------------------------------------------------------------------------------------------------------------------------------
MDUR (yr)                         0.36           0.36          0.36           0.36           0.36          0.36           0.36
--------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

                                Page 12 of 12